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FIGURE

Capital Markets, Rebuilt:

The Case for the On-Chain Value Layer

May 2026

The RWA Moment

2026 is the year real-world assets (RWAs) move from a mere concept to a complete capital market infrastructure, and the window to define the standard is open now. The proof is in the numbers.

By April 15th, 2026, the RWA market had grown to $353+ billion in represented asset value, and $29+ billion in distributed asset value. This is a total of $382+ billion, and a ~$362+ billion increase in the amount of RWAs distributed on-chain in one year. This growth is a testament to the value and the demand for tokenized real-world assets, particularly asset-backed credit. The category has continued to gain traction among both crypto-native and traditional finance audiences, due to its inherent ability to illustrate legitimate use cases for blockchain technology.


$500.0B
$300.0B
$100.0B
Apr '25
Jun '25
Aug '25
Oct '25
Dec '25
Feb '26
Apr '26

The Road to Hypergrowth

The RWA market is not only large, but it is also rapidly growing, with potential that has yet to be tapped. This growth is no coincidence either, but rather a direct result of several mechanisms falling into place. Currently, we have been witnessing an institutional reset after the FTX collapse, with the crypto industry opting for a regulated environment that aligns more closely with traditional finance standards. Legislators have been answering the call, including the passage of the GENIUS Act, establishing a legal framework for stablecoins. As this desire for more regulation continues, industry participants look forward to working on measures like the CLARITY Act, which would firmly establish a regulatory framework for digital assets in the United States.

Additionally, DeFi has been maturing, with protocols progressing towards real yield offerings that investors can trust. Naturally, real assets–RWAs–and real yield go hand-in-hand, driving the category's popularity among DeFi-native audiences.

Figure's Central Role

Figure has remained a consistent player in the on-chain RWA market, taking a central role in shaping the industry and its growth. When a new market emerges, infrastructure is key for it to reach full potential; we have led this endeavor by building the rails for on-chain RWAs, starting from the ground-up since our 2018 inception.

Our unified blockchain-native stack replaces legacy systems and captures the entire lifecycle of financial assets from origination and custody to funding and secondary trading. For clarity, this means that we have brought the lifecycle fully on-chain.

Four product pillars make it possible:

Democratized Prime: A decentralized lending marketplace giving lenders the ability to lend against assets previously reserved for institutions, such as tokenized RWAs, blockchain-native equities, crypto, and stablecoins.

Forge: An abstraction layer that converts pools of tokenized private credit loans into standardized $1 participation tokens, by homogenizing, pricing, providing liquidity, and enabling redemption. Forge works closely alongside Figure Connect, which functions as a tokenization layer, standardizing loans, and enabling them to move on-chain.

YLDS: The only SEC-registered yield-bearing stablecoin that offers daily accrued interests and bridges decentralized and traditional finance.

OPEN (On-Chain Public Equity Network): The network that allows public equities to be owned, traded, issued, and settled natively on-chain, which had the first true blockchain-native equity issuance to be conducted solely on blockchain rails earlier this year.

Through these four pillars and Figure's supporting products like Figure Connect and Digital Asset Registry Technologies (DART), Figure has crafted a full stack that allows RWAs to thrive on-chain without external intermediaries.

How the Figure stacks work

The Figure stack is a fully integrated, on-chain financial system, from asset origination through financing, trading, and cross-chain extension – built on a single immutable infrastructure layer


REVENUE REINVESTS INTO ORIGINATION
ORIGINATE
Create financial assets on-chain
Loans · Origination & Adaptation
Figure Lending
Originate and adapt loans on-chain. HELOCs, crypto-backed, DSCR, consumer.
DART
Combined lien and eNote registry service
Loans · 3rd Party Standardized
Figure Forge
Standardization of whole tokenized loans and cashflow structuring. Auto, SMB, corporate loan pools.
Equity
OPEN Network
Blockchain-native equity listings on Figure's ATS.
FINANCE & TRADE
Capital meets assets on-chain
Sell + Match
Figure Connect
ATS for bilateral whole-loan trading
Finance on-chain
Democratized Prime
On-chain lending against RWA pools
Trade
Figure Exchange
Spot, equity, and cross-asset portfolio margin via self-custody
$YLDS
Settlement Layer
SEC-registered security functioning as a yield-bearing stablecoin
HELOC pool
Auto pool
PROVENANCE BLOCKCHAIN
Immutable infrastructure rails for Originate + Finance
EXTEND
Permissionless access to Figure's full value stack, cross-chain
Hastra
Cross-chain conduit across Solana and Ethereum for programmatic interaction with Figure's value stack
PRIME
← HELOC pool yield
AUTO
← Auto pool yield

The Industry's Infrastructure Problem

There has been an existing infrastructure problem in both traditional and decentralized finance for some time now. Disruptive projects have come to the market in recent years, aiming to modernize the status quo through blockchain-centric solutions, notably in the form of tokenized wrappers ; especially for treasury bills, which make up the majority of the RWA market.

Models in this category are built around digital tokens, which serve as representations of ownership for specific shares of RWAs, but they are not the shares themselves. These tokenized representations are, unfortunately, little more than repackaged treasury or equity exposure, offering no yield differentiation or diversification.

Such "solutions" still rely on the traditional system; tokens act as a wrapper for standard Depository Trust and Clearing Corporation (DTCC) securities. While these digital representations seem more accessible, they continue to face the same challenges associated with legacy infrastructure, including:

- **T+1/T+2 settlement cycles**
- **DTCC dependency**
- **Counterparty risk**
- **Limited collateral value** (due to being a representation, wrapper or entitlement)

This is because, ultimately, tokenized wrappers use the incumbent rails. The digital token may be on-chain, but the real asset still lives with a custodian, with its information stored by an off-chain Transfer Agent within the traditional banking system. It is still subject to traditional settlement rules, processing times, and is largely dependent on intermediaries and broken legacy infrastructure.

This means that if something were to happen to that infrastructure, the foundation that tokenization is built upon would collapse, and take relevant digital tokens down with it. Many of these efforts inherit the problems and inefficiencies of the existing system which tokenization is purportedly designed to solve. It is undeniable that tokenized wrappers present a new path forward, but it is one lined with the very roadblocks it aims to solve.

Tokenized Wrappers	Figure's Native Stack
Intermediary-dependent (e.g., DTCC)	No centralized clearing (bilateral on-chain transactions)
Uses traditional centralized intermediaries	Decentralized (DeFi) lending marketplace via Democratized Prime
Introducing broker needed	Users connect via wallets
Primer broker intermediation required	Disintermediated infrastructure where participants transact bilaterally
Assets are simply representations of ownership	Assets and ownership (DART) truly live on the blockchain

This analysis was created by Figure Markets Holdings, Inc. Information is believed to be accurate at the time of production.

April 2026 became the most destructive month in DeFi history, with over $629 million lost across more than two dozen incidents, exposing the two core vulnerabilities that have long plagued the sector: assets built on speculative, improperly perfected collateral, and protocols that offer no recourse mechanism when exploits occur.

Figure's unique position spanning TradFi and DeFi resolves both at once: for one, assets are originated natively on-chain against real, bank-underwritten collateral. There is no derivative of a derivative. This creates a layer of trust and security. And, because value extraction must flow through a regulated banking system and the Figure Certificate Company (FCC), the issuer of YLDS, carries legal authority to freeze, burn, and re-mint lost or stolen tokens, the protocol delivers DeFi's programmability with the institutional safeguards and legal recourse that decentralized systems currently lack.

Figure's Infrastructural Solution: The Four Product Pillars

Rather than wrapping existing assets in tokens, Figure rebuilds the underlying infrastructure. This brings origination, yield, and trading all on-chain. In short, we have created a solution to bring RWAs and their full lifecycle to the blockchain, natively, and without intermediary exposure.

Each product pillar of the Figure stack solves a different layer of the broken, incumbent infrastructure. These products are gears in a single, well-oiled machine: the first fully integrated on-chain capital markets architecture.

Pillar 1: Democratized Prime

Democratized Prime is Figure's on-chain decentralized lending marketplace, and, in many ways, the heart of the stack. This is the driving force that unlocks on-chain origination, funding, servicing, and settlement, since it gives anyone the ability to lend against assets previously reserved for institutions. At the same time, it gives originators new sources of capital, allowing these institutions to finance their loans faster and cheaper than Wall Street banks.

Democratized Prime is a living demonstration of the promise of blockchain technology to serve real world uses cases and was the unlock that on-chain RWAs needed.

Before loans make it to Democratized Prime, Figure provides the ability to originate blockchain-native assets and tokenize existing RWAs.

- **Origination:** Figure originates home equity lines of credit (HELOCs) directly on-chain via the Provenance blockchain, creating transparent, verifiable asset pools with auditable performance histories. To date, Figure has originated over $22 billion in HELOCs across 253,000 households. March 2026 represented the first month in Figure's history that it originated over $1B in loans on-chain in a single month.

- **Tokenization:** For on-chain credit to scale, there needed to be a way to easily buy, sell and encumber on-chain RWAs. Since there was no on-chain credit marketplace to buy, sell, and pledge these tokenized loans, Figure built one. Figure Connect has over 300 partners originating, buying, selling, and securitizing loans within its consumer loan marketplace, whose volume reached 1.19B in March of 2026, representing a YoY growth of 102%.

- **Title and Lien Perfection:** Traditional private utilizes relies on legacy infrastructure such as the MERS database, which must be reconciled manually each time a new entry is made. For on-chain RWAs to work at scale, there needed to be a way to record title and lien perfection on-chain, natively from inception, with a single immutable record (to prevent double pledging as we saw with TriColor). That was the reason Figure built DART, so it could record the title and lien holder on its blockchain-native HELOCs from the moment they were originated using a blockchain-native registry, which obviates the need for traditional title insurance since ownership is tracked immutably from inception.

- **Servicing:** Servicing data is input into the Provenance blockchain, with real-time visibility into the status of any collateral and its ownership. Title and ownership registries are recorded using Figure's DART, which is an on-chain competitor to MERS. Democratized Prime allows lenders to earn yield directly from real consumer credit performance, and it is built to withstand difficult market conditions, with pools made up of loans that sit with an average 745 credit score and borrowers with a 60% debt-to-income ratio. Yield is paid to lenders on an hourly basis after a dutch auction sets the rate.

Once these loans are tokenized, they can be pledged into Democratized Prime Pools, giving ordinary lenders access to private credit assets that used to be reserved only for the largest institutions. These pledges are recorded immutably using Figure Connect, with records on the Provenance Blockchain.

- **Funding:** With P2P warehouse lending functionality, Democratized Prime enables institutional capital to fund their loan origination pipelines directly, replacing the traditional warehouse line of credit with an on-chain equivalent. Lenders gain access to private credit assets with yields considerably higher than tradtional high-yeild savings accounts, while Borrowers gain cheaper access to a wider universe of potential capital.

- **Settlement:** A Dutch-auction mechanism matches lenders and borrowers, then the settlement takes place on-chain, utilizing blockchain-native assets. For RWA pools on Democratized Prime which settle in YLDS, this means the transfer and the granting of a perfected security interest in the collateral happen simultaneously.

Pillar 2: Forge

Loans are non-homogenous, coarse, and illiquid. Currently there is no way to liquidate a small portion of a large private credit pool. This lack of homogeneity and composability made it near impossible for liquidity to meet the demand at scale. Figure Forge is the abstraction layer that changes that.

Forge tokenizes loans by converting pools of private credit loans originated under the same credit standard into standardized $1 participation tokens, no matter the originator. After this, tokens are immediately usable as collateral in DeFi protocols.

In short, Forge has four functions:

1. **Homogenization:** Forge pools loans with different FICOs, LTVs, and balances into uniform participation tokens.

2. **Pricing:** Figure's capital markets desk delivers credible loan pricing to ensure tokens reflect accurate market value.

3. **Providing liquidity:** Figure will support a limit order book on Provenance blockchain, creating a liquid market for participation tokens.

4. **Redemption enablement:** Token holders can redeem participation tokens for the loans underlying the pool and/or stablecoins/fiat.

Third-Party Originators

For third-party originators, Forge is the key pillar that allows them to participate in DeFi ecosystems through Figure's stack (Figure Connect, DART, Democratized Prime, etc.).

It acts as the on-ramp for private credit to become on-chain composable. Any lender, such as Agora Data, Figure's first external Forge partner, can plug their loan pools into Figure's infrastructure. This gives our partners access to DeFi liquidity and tokenizes their book, all without requiring them to build the rails themselves.

End Users on Democratized Prime

Forge also benefits end users on Democratized Prime. This pillar grants users access to a continuously expanding pool of yield backed by real assets. While Figure HELOCs were an early proof-of-concept, Forge enables the expansion of Democratized Prime into additional classes such as receivables, auto loans, etc.

With more loan categories expected to go live this year, end users can expect new asset classes with different risk and reward profiles. As more loan pools are added, there should beis an increase in diversification and stable yield options.

The Forge Flywheel

The asset universe on Democratized Prime will continue to expand as originators onboard through Figure Forge. This has a direct impact on liquidity, deepening the liquidity pools and reinforcing Figure's position as the infrastructure layer for DeFi.

Through Forge, we are able to connect even more real-world credit to on-chain capital.


More originators across different asset classes via Figure Forge
Strengthened infrastructure layer for DeFi
Demo Prime
Greater liquidity

For Credit Originators

Exploring DeFi liquidity for your loan book? Figure Forge converts your pools into standardized $1 participation tokens and gives you access to $600M+ in existing on-chain liquidity — without building any of the rails. See how Agora Data, our first external Forge partner, onboarded their auto loan pools in weeks.

Contact us to Originate through Forge

Pillar 3: YLDS

Issued by the Figure Certificate Company (FCC) as a face-amount certificate, YLDS is the first yield-bearing stablecoin registered as a security with the SEC. Backing YLDS are the same kind of assets that collateralize GENIUS Act compliant stablecoins, such as short-term U.S. Treasuries, and repurchase agreements involving treasury securities. Interest rate applicable to all YLDS Certificates is the overnight Secured Overnight Financing Rate ("SOFR") less 35 bps.

YLDS is the base layer for every part of the Figure Stack, serving as the settlement currency for OPEN and Democratized Prime. Lenders in the RWA pools on Democratized Prime settle all lending in YLDS. This has multiple benefits for the Borrowers and Lenders, including the ability for them to earn interest even when their offers are not matched in the decentralized lending marketplace. Even while their YLDS sits idle waiting to match with a Borrower offer, it still earns the lender SOFR minus 35bps, and then gets the enhanced rate of the Demo Prime pool once their offer is successfully matched with a Borrower.

On OPEN, YLDS is the settlement currency of the Alternative Trading System (ATS), which Figure operates. This securities trading venue, the Figure ATS, is what allows blockchain-native equities to trade on a limit order book, instead of being locked in digital wallets with no liquidity as many of its tokenized equity competitors are currently struggling with. This order book, which settles instantaneously in YLDS (T+0) allows holders of blockchain-native equities to earn yield while deciding whether to buy or sell blockchain-native equities.

Figure's partners also use YLDS to help finance many parts of the credit origination process. This includes Figure's Kickstart program, in which smaller-scale originators partner with Figure to provide direct funding to scale HELOC origination. Originator partners are compensated for the gain on sale of loans and paid out in YLDS. This creates a balance sheet light method of financing for partners, allowing them to scale their business.

Built on Figure's infrastructure, YLDS generates a yield based on treasury assets that are built to meet or exceed the DC Life Insurers investment constraints. This differentiates YLDS from other stablecoins since it is able to pay yield natively as a security, while those issuers are prohibited from offering yield under the GENIUS Act. These stablecoins rely on incentive programs and partnership arrangements, which could be banned under the CLARITY Act. .

This is not the only advantage that YLDS has over other tokens, though. As the first and currently only SEC-approved yield-bearing token, YLDS is positioned as a compliant strategy for institutions that want to generate on-chain yield with clear SEC oversight.

In fact, if incentive programs are restricted on stablecoins under the CLARITY Act, YLDS may be the only compliant path forward in this category. This is a structural advantage that institutions can rely upon as regulatory conditions change.

Use Cases

Savings
YLDS can act as a principal-protected demand deposit alternative for consumers and businesses.

Treasury Management
YLDS operates similar to an on-chain money market fund for corporate and DAOs that is compliant, composable, and always online.

Payments and payroll
YLDS offers B2B utility, including Figure employee payroll opt-in, with a longer path to merchant spending.

Settlement Asset
YLDS functions as an efficient on/off-ramp solution for on-chain transactions and capital flows.

Stellar Partnership

Additionally, YLDS will have expanded distribution and reach under the Figure x Stellar partnership. This provides a multi-chain advantage, as well as improved liquidity and operational efficiency of Stellar. This is a major advantage for institutions with deeper liquidity and high-efficiency requirements.

Adoption

YLDS launched in February 2025, and reached $328.2M in circulation by December 2025. The net interest income for 2025 hit $1.1M. This is a positive early indicator of the continued success not only of YLDS, but of the entire Figure stack.

$523.7M	$5.1M
Circulation	Net interest income
May 2025	Since Inception, Feb 2025

This analysis was created by Figure Markets Holdings, Inc. Information is believed to be accurate at the time of production.
Statistics sourced from https://app.rwa.xyz/assets/YLDS

For Exchanges, Treasuries & Fintechs

Comparing yield-bearing cash equivalents? YLDS is the first SEC-registered yield-bearing stablecoin, and does not realy on protocol incentives while holding the same High Quality Liquid Assets (HQLA) that back Genius Act Compliant Stablecoins. If yields are restricted on stablecoins under the CLARITY Act, YLDS may be the only compliant path for stabelcoin yield. Request our YLDS integration guide for yield comparisons, sweep mechanics, and partnership models.

Learn More About Integrating YLDS →

Pillar 4: OPEN

OPEN, aka the On-chain Public Equity Network, is a fully blockchain-native public equity trading network. The OPEN model challenges public equity's traditional bank-centric system at its very foundation, by recreating the system altogether.

Unlike tokenized wrappers, OPEN allows companies to issue equity native on-chain, utilizing the Provenance blockchain as a single source of truth rather than tokenizing DTCC securities. The blockchain does not simply act as a shadow ledger but it is the source of truth for the Transfer Agent. It is where asset ownership lives, from the moment the asset is originated.

Figure launched FGRS as a proof-of-concept for the model. This illustrated that on-chain public equity can fully function within Figure's infrastructure, and that additional public equity can easily follow Figure's example with the architecture that we have put in place.

This flips the centralized model on its head, prioritizing speed, transparency, and accessibility.

The new structure has several components that work together:

- Figure Markets' Alternative Trading System provides a regulated venue for secondary trading, streamline post-trade processing, offering instantaneous atomic settlement on-chain while remaining aligned with existing securities regulations.
- The Figure Markets app and intergrations with third-party brokerages like Moomoo and wallet providers like Keplr are available for users to connect to the ATS directly without an introducing broker.
- BitGo provides qualified custody services.
- Democratized Prime enables direct borrower-lender connections, allowing holders of blockchain native equities to lend out their long positions to gain yield from borrowers looking to borrow the blockchain-native equity.

Together, these mechanisms disintermediate prime brokers, and by extension, the middleman spread and additional costs associated with intermediaries in the traditional public equity model. This returns the value back to asset holders in a $68T industry.

For Institutions

Interested in issuing your company's public equity natively on the blockchain? OPEN is the first fully blockchain-native public equity trading network, challenging the incumbent system from the ground-up. Contact us to discuss listing your company's public equity.

Explore Listing on OPEN →

Bringing Real Yield to DeFi

Figure worked with the Provenance Foundation to incubate and develop the Hastra protocol. Hastra is a decentralized staking and minting protocol administered by Signum, Ltd., a subsidiary of the Provenance Cayman Foundation, which allows users on permissionless ecosystems such as the Solana and Ethereum blockchains, to gain exposure to the yields generated in Figure's Democratized PRIME.

Users send stablecoins to the Hastra protocol and receive wYLDS, a Solana native asset that can be staked into the Hastra Protocol to receive the liquid staking token, PRIME. Each wYLDS is backed 1:1 by purchases of YLDS. When wYLDS is staked, it gives a programmatic instruction to the vault holding the YLDS backing that amount of wYLDS, to lend that YLDS in Democratized PRIME at the prevailing interest rate in the HELOC+ Pool.

The interest is then remitted back to the holders of the PRIME in the form of additional YLDS paid to the Hastra vault as a result of this lending activity, which accrues to the NAV of the PRIME token holders. The yield is also comprised of the passive yield of wYLDS (SOFR minus 35 basis points) when offers are unmatched in Democratized Prime.

Hastra serves as a bridge between the yield generated within the Figure ecosystem on the Provenance Blockchain and the larger DeFi ecosystem on Solana and other blockchains. Through integrations with Chainlink for Oracle support and cross-chain compatibility, Hastra is able to allow the high-quality yield generated by lending against onchain RWAs like Figure's HELOCs to reach the areas it is needed most.

Prior to Hastra, yield in DeFi was based on token inflation and incentives rather than real yield, generated by the real world economic activity of actual borrowers paying down their loans. For the first time there was a source of high-quality yield on-chain and accessible in DeFi.

What Adoption Actually Looks Like

Since launching on Solana in December 2025, PRIME has become the fastest-growing and most in-demand RWA token on the network, surpassing $350m in TVL within less than four months. This has been achieved without market makers, liquidity incentive programs, or token emissions. Growth has been entirely organic, driven by real demand for sustainable, non-crypto-correlated yield.

PRIME's composability within Solana's DeFi ecosystem has been a key growth driver. On Kamino, PRIME has become the most deposited collateral asset — surpassing even Solana's native SOL token — with approximately $600M in market size as of April 2026. Over half of PRIME's 1,600+ holders actively participate on Kamino, using the isolated lending market to leverage their positions and amplify the token's base yield.

On Solana, as of April 2026, 1,627 wallets were holding PRIME and 817 unique wallets (50.2% of overall) were looping at an average of leverage of 5.65%. Retention has also been impressive; as of April 2026, the average hold time amongst PRIME holders is 105 days, since the early December launch.

PRIME has also begun expanding beyond Solana. Hastra's first multi-chain move saw it take PRIME to Ethereum this week, along with our launch partners Morpho & Sentora, for the largest DeFi community to take advantage of it's composability and liquidity. Future permissionless tokens will extend this model to additional asset classes as new originators onboard to Democratized Prime.

Through PRIME, Hastra has distributed ~$7M in real-world yield to holders over the course of four months, derived entirely from homeowner interest payments.

Who is Showing Up

At this stage, we consider Figure investors to be early adopters, as many have been leveraging our products since before the stack was complete. We have earned a healthy core audience since 2018, made up of a mix of institutions, traditional investors, and DeFi-native users.

While we can attribute several factors to building this user-base, on-chain transparency is a key driver of trust. Publicly verifiable data lowers the barrier for cautious allocators in a way that no prospectus or audit report can, as it can be viewed by anyone at any time. Blockchain technology also deters this information from being changed or tampered with. In other words, the stack is designed to mitigate risk and opacity.

Looking Ahead: The Next 6 Months

Now that we have laid the groundwork, Figure is in prime condition to expand across new asset classes, beyond HELOCs and auto loans. The infrastructure that we have built simplifies the process of onboarding these new categories, empowering Figure to become the multi-asset, multi-chain capital markets superhighway.


Asset expansion on Demo Prime
Expand YLDS
Navigate the changing regulatory landscape
Chain expansion
Onboard originators via figure Forge
Partner with new issuers on OPEN

We do not intend to stop at Solana, Ethereum, and Ethereum chains, either. Chain expansion is also on our roadmap, and we are focused on bringing Democratized Prime and Hastra to chains with the deepest DeFi liquidity for our on-chain credit primitives. For continuous optimization, we will expand YLDS, broadening integrations, new institutional use cases, and secondary market liquidity.

Building on our fourth pillar will be critical in this time period, meaning that OPEN will be another core focus. As we partner with new issuers and create deeper liquidity, we aim to shape what a multi-issuer, on-chain equity network should look like.

All of these efforts will run in parallel to navigating the changing regulatory landscape.

With the CLARITY Act's current trajectory, Figure is well-positioned. YLDS is the first SEC-registered stablecoin, giving us a natural advantage that other tokens in this category do not have. Overall, our goal is to remain informed, compliant, and aligned to follow the SEC's guidance.

The Full-Stack Thesis

Now that we understand the four pillars and Figure's overall goals, we can break down the integrated stack.

The stack works vertically, from the top down, starting with blockchain-based lending and ending with native public equities (OPEN). Few companies have attempted to create a full stack that brings RWAs on-chain, and Figure is the first to complete it successfully.

Here is how it works:

Yield-bearing cash products	YLDS
Blockchain-based lending	Figure Lending LLC and Figure Markets Credit LLC
Tokenization/Blockchain-native Asset Origination	Figure Connect & DART
Consumer Loan Marketplace	Figure Connect
Abstraction layer	Figure Forge
Decentralized Lending Marketplace	Democratized Prime
Securitization	Figure Capital Markets Team
Native public equities	OPEN

The components of the stack create an infrastructure that can support the full credit lifecycle, from end to end. What is most important is this: the ecosystem is complete, with limited external dependencies. This means that we have built defensible network effects, lowering overall risk to the infrastructure and all that lives within it.

Fewer dependencies on third-party intermediaries also means that Figure captures more of the value chain. That value compounds with each layer.

This approach is a challenging one, but we believe that it is the right one. Building a layered infrastructure of this complexity demands simultaneous expertise in regulation, market structure, product depth, liquidity access, and real traction. The knowledge and labor threshold to build a stack of this caliber is quite high, which is why many players will not attempt it. That is also why executing it well makes a moat.

The Market Opportunity: What's at Stake

Figure's goal of disintermediating incumbents is an ongoing effort across all of our lines of business: credit, stablecoins/yield bearing cash equivalents, and public equity. The full-stack infrastructure allows Figure to compete and disrupt traditional markets, at scale.

Long-Term Opportunities

For OPEN, the total available market (TAM) is sizable, with $68T in public equity. We aim to bring this public equity natively on-chain with total user ownership, circumventing custodial brokers and the DTCC.

Private credit will be a core focus for Democratized Prime, across various asset classes. First, we started with HELOCs; the TAM for this class is ambitious, but considerable, with outstanding HELOCs in the U.S. totaling $440B as of Q4 2025. Auto loans were our second asset class, which totaled $1.67T at 2025's end.

YLDS will play its own role as the de facto Savings, Payments, and Treasury Management solution.

Due to this market size, Figure's is positioned for net positive value, even if market penetration across these verticals is fractional.

TOTAL AVAILABLE MARKET (TAM)

$68T	$440B	$1.67T
Public Equity	HELOCs	Auto Loans

Low Hanging Fruit

To achieve our overall goals, we are starting with steps across all key products. For the next 30-90 days, we have the following core focuses:

- Continue creating traction for OPEN, notably by onboarding more companies to issue their equity on-chain.
- Grow Democratized Prime, PRIME, and AUTO market sizes within the DeFi-native community through new partnerships, new chains, and new asset classes.
- Gain market share with YLDS for those that need an SEC-compliant, yield-bearing stablecoin. Our partnership with Stellar will be a critical move to bring this to fruition.

All of these short-term goals will ladder into Figure's long-term objectives to become the on-chain capital markets superhighway.

Endgame Outcome

If Figure executes the plan to become the credit layer of DeFi, it would be a turning point for blockchain at the institutional level, and the clearest proof point for what end-to-end capital markets could look like. As a result, Figure would become an architectural reference point for the rest of the industry to benchmark against.

Conclusion

Figure has entered the ring for both traditional and decentralized markets, with real assets, and real yields. By pairing this core differentiator with regulatory legitimacy and native infrastructure, Figure has become inherently durable, and has set the stage for success in a rapidly growing market.

That rapid growth is also a signal: timing is critical.

Those who define the rails in 2026 are going to be much harder to replace in the future, which is why Figure has endeavored to move quickly and lay out our core infrastructure this year. We will continue to build upon the rails that we've created, with more assets and more chains–all within full compliance. The goal is not to simply become a participant in the RWA markets, but rather to be an architect of its standards.

The full credit lifecycle now lives on-chain. This is the future of on-chain capital markets, and Figure has built it.

What's Next: Choose Your Path

The full credit lifecycle now lives on-chain. Whether you're allocating capital, originating loans, or managing treasury, Figure's infrastructure is built for you.

Allocate

Earn real yield from on-chain consumer credit

Learn more about Democratized Prime →

Originate

Bring your loan book on-chain through Forge

Contact Us for Forge Info →

Integrate

Add compliant yield to your treasury or platform

View YLDS Info & Guides →

Syndicate

Explore issuing your company's public equity native on the blockchain

Learn about OPEN Listings →

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San Francisco, CA 94108

This material has been prepared by personnel of Figure Technology Solutions, Inc. (“Figure”), and shall not constitute an offer to sell or a solicitation of an offer to buy the foregoing investments, nor shall there be any sale of these tokens in any state or jurisdiction in which such offer, solicitation or sale would not be permitted. There is the possibility of losing some or all of the money invested in the above tokens. Digital currency is not legal tender, is not backed by the government, and digital currency held in wallets are not subject to FDIC or SIPC protections.

Figure provides the underlying technology infrastructure used to facilitate the creation and operation of Forge Participation Interest tokens. The content reflects general market commentary and discussion of emerging financial technologies. Investors should ensure that they obtain all available relevant information before making any investment. Any forecasts, figures, opinions or investment techniques and strategies set out are for information purposes only, based on certain assumptions and current market conditions and are subject to change without prior notice.

The information contained within this material is provided for general educational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any security, digital asset, or financial product. Past performance and yields are not reliable indicators of current and future results. Rates associated with the mentioned products are not guaranteed and subject to change. References to Democratized Prime, Figure Forge, Hastra, PRIME, wYLDS, or other products or protocols relate to conceptual features of these systems and may not reflect final product design, availability, eligibility, or performance. Any yields, rates, lending activity, or liquidity referenced are illustrative and not guarantees of future returns. Digital asset lending and participation in on-chain protocols involve significant risks, including loss of principal, volatility in digital asset prices, smart-contract vulnerabilities, auction-driven rate changes, and potential illiquidity. Access to real-world assets (RWAs) or credit exposures through digital tokens may be limited by regulatory, technical, or operational constraints and may not be available in all jurisdictions.

Investment products: Not FDIC Insured, No Bank Guarantee, May Lose Value.

YLDS Stablecoins are unsecured face-amount certificates and solely backed by the assets of Figure Certificate Company (FCC), who is the issuer of the certificates. More information on YLDs and FCC available at ylds.com.

The On-Chain Public Equity Network (OPEN) includes a variety of services offered by the Figure Group of companies. Included in the services offered by OPEN is a Figure Markets MPC wallet for self-custody of digital equities and digital assets. Cross-collateralization and portfolio margin capabilities through OPEN are enabled by Figure's decentralized lending marketplace, Democratized Prime. Public equity trading is made available through an Alternative Trading System (“Figure ATS”) operated by FINRA/SIPC member Figure Securities, Inc.

Check the background of this firm on FINRA's BrokerCheck here: https://brokercheck.finra.org/firm/summary/307093

Investment in common stock, Trading on OPEN via the Figure ATS, including Class A or blockchain-native shares, involves a high degree of risk and may result in the loss of part or all of your investment, as prices can fluctuate significantly due to market conditions and company performance, may be volatile and difficult to sell, are not guaranteed to provide returns or dividends, and may be adversely affected by dilution, regulatory changes, or, where applicable, risks associated with blockchain technology. Additionally, this security may not be suitable for all investors. Before investing you should: (1) conduct your own investigation and analysis; (2) carefully consider the investment and all related charges, expenses, uncertainties and risks, including all uncertainties and risks described in offering materials; and (3) consult with your own investment, tax, financial and legal advisors

Investing in cryptocurrencies involves significant risks. Cryptocurrency trading is not available in NY. Please click here for risk disclosures on investing and trading in cryptocurrencies.

Figure Payments Corporation offers self-directed investors and traders cryptocurrency services. It is neither licensed with the SEC or the CFTC nor is it a Member of NFA. Figure Payments Corporation's NMLS ID number is 2033432, and is located at 100 West Liberty Street, Suite 600, Reno, NV., 89501. You can verify Figure Payments licensing status at the NMLS Consumer Access website. Click here for Figure Crypto's state license and regulatory disclosures.

Productive debt, on-chain credit, and composable yield mechanisms depend on third-party infrastructure, including blockchain networks, oracles, and liquidity providers, each of which may fail, become unavailable, or perform in unexpected ways. Historical data, including the size of loan originations or descriptions of credit quality, do not predict or assure future performance. Nothing herein should be interpreted as investment advice, legal advice, or a recommendation to engage in any lending, staking, or credit-related activity. Users should conduct their own due diligence and consult their advisors before engaging with any digital asset, lending protocol, or RWA-related product.

Hastra and Figure collaborate only on technology integration. Figure does not issue, sponsor, or control PRIME, or wYLDS. Hastra-related tokens are originated in defi through peer-to-peer transactions and on-chain smart-contracts. All digital assets referenced are developed and governed solely by the Hastra protocol and its decentralized governance mechanism.

Democratized Prime uses a Dutch auction method for its borrowers/lenders. There is an inherent risk due to interest rate volatility in a Dutch auction interest rates in the auction may rise rapidly. At the time of acceptance, a loan may be filled with a different or higher interest rate than offered at the time of selection. The interest rate is only fixed at the time of loan approval and not at the time of loan acceptance.

By participating in the Democratized Prime program, you acknowledge and agree to be bound by the applicable legal agreements and terms, depending on your role as a borrower or lender. More information available here.

Figure Securities, Inc., Figure Certificate Company, Figure Payments Corporation, Figure Markets Credit LLC, and Figure Markets, Inc. are each wholly owned subsidiaries of Figure Technology Solutions, Inc. Products and services of all of these entities are offered under the Figure Markets brand. NOTE FOR INVESTORS: When applying for, accounts, subscriptions, products and services, it is important that you know which company you will be dealing with. Please click here for further important information explaining what this means.

Figure Lending LLC dba Figure 650 S. Tryon Street, 8th Floor, Charlotte, NC 28202. (888) 819-6388. NMLD ID 1717824. For licensing information go to www.nmlsconsumeraccess.org. Equal Opportunity Lender.